UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

April 1, 2009

Lehman Brothers Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-9466 (Commission File Number)	13-3216325 (IRS Employer Identification No.)

1271 Avenue of the Americas
New York, New York	10020
(Address of principal	(Zip Code)
executive offices)

Registrant’s telephone number, including area code:

(212) 526-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 6, 2009, the Executive Committee of the Board of Directors of Lehman Brothers Holdings Inc. (the “Registrant”) elected John K. Suckow, President and Chief Operating Officer, effective upon the satisfaction of certain regulatory requirements of the Office of Thrift Supervision. Mr. Suckow succeeds James Fogarty, who ceased to be Executive Vice President and Chief Operating Officer of the Registrant effective at the close of business on April 2, 2009, as a result of his resignation from employment at Alvarez & Marsal North America, LLC (“A&M”). Mr. Suckow has been a Senior Vice President and Assistant Chief Restructuring Officer of the Registrant since January 2009 and he will continue to hold such titles until his election as President and Chief Operating Officer becomes effective.

Mr. Suckow was elected in accordance with an engagement letter dated September 15, 2008 (the “Engagement Letter”) that the Registrant entered into with A&M that was the subject of, and filed as an exhibit to, the Registrant’s Current Report on Form 8-K dated September 22, 2008.  This Report hereby incorporates by reference the description of the Engagement Letter contained in Item 1.01 of such report. Mr. Suckow will continue to be employed by A&M and, while rendering services to the Registrant, will continue to work with A&M personnel in connection with unrelated matters.  As a result, Mr. Suckow will not receive any compensation directly from the Registrant and will not participate in any of the Registrant’s employee benefit plans.  The Registrant will instead compensate A&M for Mr. Suckow’s services.

Mr. Suckow, 50, has been a Managing Director with A&M since July 2002. Mr. Suckow has over 25 years of financial restructuring and business experience and has advised management teams, boards of directors, secured lenders, and other constituent groups in a variety of capacities, ranging from financial advisor to interim management in several industry sectors, including manufacturing, distribution, healthcare, telecommunications, publishing and retail. Additionally, he has represented strategic and financial buyers in numerous acquisitions. Mr. Suckow’s restructuring experience includes having served as Executive Vice President and Chief Restructuring Officer of Interstate Bakeries Corporation, a consumer goods company, from September 2004 until August 2007. Prior to joining A&M in July 2002, Mr. Suckow was the Managing Partner of Arthur Andersen’s U.S. restructuring practice.

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 Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

The following Exhibit is filed as part of this Report.

Exhibit 10.1

Engagement Letter, dated September 15, 2008, between Lehman Brothers Holdings Inc. and Alvarez & Marsal North America, LLC (incorporated by reference to Exhibit 10.6 to the Registrant’s Current Report on Form 8-K filed September 22, 2008).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LEHMAN BROTHERS HOLDINGS INC.

Date:	April 7, 2009	By:	/s/ William J. Fox
Name: William J. Fox
Title: Senior Vice President

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EXHIBIT INDEX

Exhibit 10.1

Engagement Letter, dated September 15, 2008, between Lehman Brothers Holdings Inc. and Alvarez & Marsal North America, LLC (incorporated by reference to Exhibit 10.6 to the Registrant’s Current Report on Form 8-K filed September 22, 2008).

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